JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT

         THIS JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT (the
"SECURITY AGREEMENT") is made effective as of June 23, 1997, and is entered into by ATLANTIC GULF COMMUNITIES CORPORATION, a Delaware corporation ("COMPANY"), and each of the undersigned Subsidiaries of Company (the "SUBSIDIARY GRANTORS;" the Company and the Subsidiary Grantors each individually a "GRANTOR" and collectively, the "GRANTORS"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as collateral agent (in such capacity herein called "COLLATERAL AGENT"), for AP-AGC, LLC, a Delaware limited liability company ("OBLIGEE").

                                 R E C I T A L S
                                 ---------------

         WHEREAS, Company, Obligee and Collateral Agent are parties to that certain Secured Agreement dated February 7, 1997, and amended and restated as of May 15, 1997 (as hereafter amended, supplemented or otherwise modified from time to time, the "SECURED AGREEMENT"; capitalized terms used herein without definition shall have the meanings given such terms in the Secured Agreement);

         WHEREAS, Company, Grantors and Obligee are parties to that certain Investment Agreement dated February 7, 1997, amended as of March 20, 1997, and amended and restated as of May 15, 1997 (as hereafter amended, supplemented or otherwise modified from time to time, the "INVESTMENT AGREEMENT");

         WHEREAS, Company and Obligee are parties to that certain Due Diligence Fee Agreement dated of even date herewith (as hereafter amended, supplemented or otherwise modified from time to time, the "FEE AGREEMENT");

         WHEREAS, it is a condition precedent to Obligee entering into the Secured Agreement, the Investment Agreement, the Fee Agreement and all other Secured Instrument Documents and investing capital thereunder that the Grantors herein execute and deliver this Security Agreement, and the Grantors desire to enter into this Security Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce Obligee to enter into the Secured Agreement, the Investment Agreement, the Fee Agreement and all other Secured Instrument Documents, the Grantors hereby agree as follows:

         SECTION 1. DEFINED TERMS. The following terms shall have the following meanings:

                  "AG ASIA" means Atlantic Gulf Asia Holdings N.V., a Netherlands Antilles corporation.

                  "BANK ACCOUNTS" means any and all deposit accounts, money market accounts and any other deposits and investments of Grantors held in any bank or other financial institution, any brokerage firm or any other Person and all money, instruments, securities, documents and other investments held pursuant thereto, whether now existing or owned or hereafter created or acquired (exclusive of all but the residual, remainder or beneficial interest of Grantors in all escrow, restricted, custodial and fiduciary accounts the pledge of which by Grantors is prohibited by agreements existing as of the date hereof or by law, as set forth in Schedule 7.17 to the Secured Agreement and hereby made a part hereof (which may be amended from time to time by written notice to Collateral Agent and Obligee to include other restricted accounts)).

                  "CAPITAL STOCK" means any and all shares, interests, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "CLAIMS DISBURSEMENT ACCOUNT" means the segregated account established for purposes of holding funds borrowed to pay Administrative Claims, Priority Claims, and Convenience Claims pursuant to SECTION 3.2.4 and 8.1.1 of the Reorganization Plan.

                  "COLLATERAL" has the meaning assigned such term in SECTION 2 of this Agreement.

                  "COMMERCIAL RECEIVABLES" means all promissory notes and mortgages and deeds of trust payable to, or held by, Grantors, and all other documents, instruments and agreements executed in connection therewith, whether currently existing or hereafter created or acquired, arising from the sale of single-family homesites (as defined in the Secured Agreement) or arising from the sale of other Real Property and all cash and non-cash proceeds thereof.

                  "CONDEMNATION AWARDS" means any and all proceeds (including, without limitation, proceeds in the form of promissory notes or other agreements for the payment of proceeds) from (a) the taking by eminent domain, condemnation or otherwise, or acquisition pursuant to contract, of any property of any Grantor by the United States of America, the State of Florida or any political subdivision thereof, or any agency, department, bureau, board, commission or instrumentality of any of them, including, without limitation, any awards and/or other compensation awarded to any Grantor whether as a result of litigation, arbitration, settlement or otherwise, or (b) any sale by any Grantor of a water and utility system to a Person, whether now owned or hereafter created or acquired.

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

                  "EXCLUDED PROPERTY" means (a) the Capital Stock of General Development Acceptance Corporation and GDV Financial Corporation, (b) 34% of the Capital Stock of AG Asia, (c) all money or property now or hereafter deposited into a Reserve Account pursuant to the Reorganization Plan (exclusive of the residual, remainder or beneficial interest of Company and its Subsidiaries therein), (d) any portions of payments made on Homesite Contracts Receivable which are, as a matter of law or pursuant to such Homesite Contracts Receivable, required to be placed in a restricted account for the payment of utility charges or paid toward real estate taxes on the lots subject to the respective Homesite Contracts Receivable giving rise to such payments, and (e) the Trust Property.

                  "HOMESITE CONTRACTS RECEIVABLE" means all contracts for deed, unsecured promissory notes, and other agreements, currently existing or hereafter created or acquired, pursuant to which any Grantor has the right to receive payment in any form whatsoever for the sale of single-family homesites (excluding Commercial Receivables), including any and all accounts, contract rights, chattel paper, general intangibles and unpaid seller's rights, relating to the foregoing or arising therefrom, reserves and credit balances arising thereunder and cash and non-cash proceeds of any and all of the foregoing.

                  "HOMESITE PROGRAM" has the meaning assigned such term in
         Article I of the Reorganization Plan.

                  "INTELLECTUAL PROPERTY" means all now existing or hereafter created or acquired trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of any Grantor's business, and any and all licenses to use any of the foregoing.

                  "INVESTMENTS" means any and all promissory notes, Capital Stock (other than Subsidiary Stock), bonds, debentures and securities, held by Grantors, whether now owned or hereafter acquired.

                  "PERSONAL PROPERTY" means the following personal property of
         Grantors:

                           (a)      the Bank Accounts;

                           (b)      the Investments;

                           (c) any and all accounts, contract rights, chattel paper, instruments and documents, including, without limitation, any right to payment for goods sold or leased or services rendered, whether now owned or hereafter acquired;

                           (d) any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property of every kind and description, whether now owned or hereafter acquired, and wherever located, and all parts, accessories and special tools and replacements therefor (collectively, "EQUIPMENT");

                           (e) any and all general intangibles, whether now owned or hereafter created or acquired, including, without limitation, all choses in action, causes of action, rights in and to any and all Condemnation Awards, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, any other Intellectual Property, all claims under guaranties, security interests or other security to secure payment of any accounts by an account debtor, all rights to indemnification and all other intangible property of every kind and nature, including, without limitation, (i) the interests, if any, of any Grantor in payments proceeds, residuals, and remainders from, or as a beneficiary of the Reserve Accounts, Claims Disbursement Account, or other such accounts, (ii) any and all beneficial interests in the trusts pursuant to which title to the Trust Property is held, and
                  (iii) any proceeds or choses in action with respect to, or rights to receive proceeds from, any condemnation of any Real Property or Personal Property of any Grantor, whether now in existence or hereafter created or acquired;

                           (f) any and all goods which are, or may at any time be, goods held for sale or lease or furnished under contracts of service or raw materials, work-in-process or materials used or consumed in business, wheresoever located and whether now owned or hereafter created or acquired, including, without limitation, all such property the sale or other disposition of which has given rise to accounts and which has been returned to or repossessed or stopped in transit (collectively, "INVENTORY");

                           (g) all monies, cash, residues and property of any kind, now or at any time hereafter in the possession or under the control of Collateral Agent or Obligee or any agent or bailee of Collateral Agent or Obligee;

                           (h) all Homesite Contracts Receivable and Commercial Receivables;

                           (i) all accessions to, all substitutions for, and all replacements, products and proceeds of, the foregoing, including, without limitation, proceeds of insurance policies insuring the aforesaid property and documents covering the aforesaid property, all property received wholly or partly in trade or exchange for such property, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of such items or any interest therein whether or not they constitute "PROCEEDS" as defined in the Code; and

                           (j) all books, records, documents and ledger receipts pertaining to any of the foregoing, including, without limitation, customer lists, credit files, computer records, computer programs, storage media and computer software used or acquired in connection with generating, processing and storing such books and records or otherwise used or acquired in connection with documenting information pertaining to the aforesaid property.

                  "REAL PROPERTY" means any and all real property and fixtures and interests in real property and fixtures now owned or hereafter acquired by any Grantor.

                  "REORGANIZATION PLAN" means the Restated Second Amended Joint Plan of Reorganization of General Development Corporation jointly proposed in the Reorganization Proceedings by Company and the Official Unsecured Creditors' Committee, filed on October 9, 1991 with the Clerk of the Bankruptcy Court, as modified by Modification filed March 9, 1992.

                  "REORGANIZATION PROCEEDINGS" means the cases commenced on April 6 and April 12, 1990 under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court by GDC (Case No. 90-12231-BKC-AJC), General Development Financial Services, Inc. (Case No. 90-12232-BKC-AJC), General Development Resorts, Inc. (Case No. 90-12233 BKC-AJC), Town & Country II, Inc. (formerly Florida Residential Communities, Inc.) (Case No. 90-12234-BKC-AJC), Five Star Homes Group, Inc. (Case No. 90-12235-BKC-AJC), Five Star Homes, Inc. (Case No. 90-12338-BKC-AJC), GDV Financial Corporation (Case No. 90-12236-- BKC-AJC) and Environmental Quality Laboratory, Incorporated (Case No. 90-12237-BKC-AJC).

                  "RESERVE ACCOUNTS" means the Disbursement Account (as defined in SECTION 8.4 of the Reorganization Plan); the Disputed Claims Reserve Account (as defined in SECTION 8.7 of the Reorganization Plan); any reserve of securities, utility-satisfied lots, cash or other assets that is established pursuant to the Reorganization Plan, the Homesite Program, or any agreement resolving a claim of the State of Florida in the Reorganization Proceedings, to satisfy requests for utility service; and any reserve of securities or cash established to fund road or other improvements pursuant to any agreement resolving a claim of the State of Florida in the Reorganization Proceedings, including, without limitation, the Division Class 14 Utility Fund Trust Agreement and the Improvement Fund Trust Agreement, executed by and among the State of Florida, Department of Business Regulation, Division of Florida Land Sales, Condominiums and Mobile Homes, Company and the trustee thereunder, the Class 14 Utility Fund Trust Agreement and the Homesite Program and Utility Fund Trust Agreement executed by and between Company and the trustee thereunder, the Class 14 Utility Lot Trust Agreement executed by and between Company and the trustee thereunder, as described in SECTION 7.6 of the Reorganization Plan.

                  "SUBSIDIARY" means, as to any Person, a corporation, partnership, trust (exclusive of any trust created in connection with a Reserve Account) or other entity of which shares of stock, partnership interests, beneficial interests or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, trust (exclusive of a trust created in connection with a Reserve Account) or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "SUBSIDIARY" or to "SUBSIDIARIES" in this Agreement shall refer to a Subsidiary or Subsidiaries of Company. Unless otherwise indicated, all references to a Subsidiary or Subsidiaries of Company shall not mean, include, or refer to the Unrestricted Subsidiaries, the Excluded Subsidiaries, or the Joint Ventures.

                  "SUBSIDIARY STOCK" means the Capital Stock of any and all Subsidiaries.

                  "TRUST PROPERTY" means the real property held in trust pursuant to (a) Trust Agreement No. 06-01-009-6082101, dated as of January 17,1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of Company, the Beneficiary; (b) Trust Agreement No. 06-01-009-6081954, dated as of January 17,1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of Company, the Beneficiary; (c) Trust Agreement No. 06-01-009-6082655, dated as of January 17, 1991, by and between NCNB National Bank of Florida, as Trustee for the benefit of Company and General Development Financial Services, Inc., the Beneficiaries; and (d) Trust Agreement No. 2, dated as of May 31, 1991, by and between Jake Gamble, Esq., as successor Trustee for the benefit of Company and Cumberland Cove, Inc., the Beneficiaries, as subsequently amended.

         SECTION 2. GRANT OF SECURITY. (a) Each Grantor, in order to secure the Secured Obligations (as defined in SECTION 3), hereby assigns and pledges to Collateral Agent for benefit of Obligee and hereby grants to Collateral Agent for the benefit of Obligee a junior security interest, subject to Permitted Liens (as hereinafter defined in SECTION 5(c) hereof), in all of the Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located and all proceeds thereof (the "COLLATERAL"):

                  (i) All of the Personal Property (other than the Excluded Property); and

                  (ii) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent or Obligee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

         (b) At such time as any Personal Property comprising Excluded Property is freed of contractual or legal restrictions against becoming subject to a Lien to secure the Secured Obligations, such Excluded Property shall, automatically, become subject to the Lien hereof, PROVIDED that in no event shall a lien be granted on any assets required to be placed in a Reserve Account pursuant to the Reorganization Plan or the Homesite Program.

         SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, (a) after the issuance of the Preferred Stock, the joint and several obligations of the Company, the Grantors and other subsidiaries of the Company pursuant to SECTION 8 of the Certificate of Designation to repurchase Preferred Stock on the happening of certain conditions set forth in the Certificate of Designation at a repurchase price equal to the Liquidation Preference in respect thereof, as defined in the Certificate of Designation, consisting of, at any time, $10.00 per share of Preferred Stock, plus accumulated and unpaid dividends thereon through the date of such determination, whether or not funds are legally available therefor, the aggregate amount of which, upon issuance of the 2,500,000 shares of Preferred Stock to be issued pursuant to the Investment Agreement, shall be $25,000,000, plus accumulated and unpaid dividends, and (b) after the occurrence of an Event of Default, as defined in the Certificate of Designation, the joint and several obligations of the Company, Grantors and other subsidiaries of the Company to indemnify Obligee from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities resulting from any breach of any covenant, agreement, representation or warranty of the Company in this Security Agreement or in any other Secured Instrument Document pursuant to SECTION 7.2 of the Investment Agreement, as evidenced by that certain Secured Evidence of Joint and Several Repurchase Obligations dated of even date herewith, executed by the Company, Grantors, and other subsidiaries of the Company to and for the benefit of Obligee (together with any and all additions, modifications, amendments, renewals, and extensions thereof, the "INSTRUMENT"), whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Obligee or Collateral Agent as a preference, fraudulent transfer or otherwise, and all obligations of every nature (whether of payment, of performance or otherwise) of the Company, the Grantors and other subsidiaries of the Company from time to time owed to Obligee or Collateral Agent or either of them under the Secured Agreement or any other Secured Instrument Document, whether for principal, interest (including interest accruing after the commencement of a bankruptcy case, whether or not enforceable in such case), repurchase or redemption obligations, dividend obligations, fees, costs, expenses, indemnification liabilities or other obligations, of whatsoever nature and whether now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, regardless of class, whether due or not due, and however arising (the foregoing being hereinafter collectively referred to as the "SECURED OBLIGATIONS").

         SECTION 4. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) Collateral Agent or Obligee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent or Obligee be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) LOCATION OF EQUIPMENT AND INVENTORY; OFFICE LOCATIONS; FICTITIOUS NAMES. As of the Effective Date, all of the Equipment and Inventory of Grantor is located at the places specified on SCHEDULE I hereto. As of the Effective Date, the chief place of business and the chief executive office of the Grantor is specified on SCHEDULE I hereto. As of the Effective Date, the offices where the Grantor keeps its material records regarding the Collateral and all originals of all chattel paper that evidence Collateral are set forth on SCHEDULE II hereto. As of the Effective Date, the Grantor does not do business under any trade name or fictitious business name except as set forth on
         SCHEDULE II hereto.

                  (b) DELIVERY OF CERTAIN COLLATERAL. All chattel paper, notes and other instruments (excluding checks) comprising any or all of the items of Collateral of Grantor have been delivered to Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

                  (c) OWNERSHIP OF COLLATERAL. Except for the security interest created by this Agreement and Liens permitted by each of the agreements governing the Secured Obligations from time to time in effect, including, without limitation, Liens of Foothill Capital Corporation, as AG Collateral Agent, as defined in the Intercreditor Agreement (collectively, "PERMITTED LIENS"), the Grantor owns the Collateral pledged by the Grantor hereunder free and clear of any Lien. Except as may have been filed in favor of Collateral Agent relating to this Agreement or in connection with

         Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (d) PERFECTION. Subject only to Permitted Liens, in the case of existing Collateral, this Agreement creates, and in the case of after acquired Collateral, at the time the Grantor first has rights in such after acquired Collateral, this Agreement will create, in each case upon the making of the filings described in clause (e) below or the taking of possession by Collateral Agent with respect to security interests in Collateral which can only be perfected by taking possession of such Collateral, for all Collateral, a valid, perfected, first priority security interest, in each case securing the payment and performance of the Secured Obligations. Upon making the filings described in clause (e) below or the taking of possession by Collateral Agent with respect to security interests in Collateral which can only be perfected by taking possession of such Collateral, in each case for all Collateral, all filings and other actions necessary or desirable to protect and to perfect the security interests referenced above shall have been duly taken.

                  (e) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or
         (ii) for the perfection of (except as otherwise specified in paragraph
         (d) of this SECTION 5), or the exercise by, Collateral Agent of its rights and remedies hereunder, except for the filing of (x) a Uniform Commercial Code financing statement with the appropriate authorities in the jurisdictions listed on SCHEDULE III hereto, (y) certificates of title with respect to motor vehicles of the Grantor in the appropriate jurisdictions and (z) notifications and/or transfer documents with respect to certain regulatory permits of the Grantor in the appropriate jurisdictions.

                  (f) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to Collateral Agent by, or on behalf of, the Grantor with respect to the Collateral (in each case as such information has been amended, supplemented or updated as of the date this representation is deemed made) is accurate and complete in all material respects.

         SECTION 6.  FURTHER ASSURANCES.
                     ------------------

         (a) Each Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the reasonable request of Collateral Agent, mark conspicuously each chattel paper and each material contract included in the Collateral and each of its material records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Collateral Agent, indicating that such items are subject to the security interest granted hereby;
(ii) if any Collateral shall be evidenced by a promissory note or other instrument (excluding checks), deliver and pledge to Collateral Agent hereunder for the benefit of Obligee such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent; (iii) at the request of Collateral Agent, deliver and pledge to Collateral Agent all promissory notes and other instruments (including checks if an Event of Default shall have occurred and be continuing) and all original counterparts of chattel paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent; (iv) upon the reasonable request of Collateral Agent, execute and file with the registrar of motor vehicles or other appropriate authority of any jurisdiction under the law of which indication of a security interest on a certificate of title is required as a condition of perfection an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title and will deliver to Collateral Agent copies of all such applications or other documents filed and copies of all such certificates of title issued indicating the security interest created hereunder in such Collateral; (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (vi) at any reasonable time and upon reasonable notice, upon demand by Collateral Agent exhibit the Collateral to and allow inspection of the Collateral by Collateral Agent, or persons designated by Collateral Agent; and (vii) at Collateral Agent's reasonable request, appear in and defend any action or proceeding that may affect the Grantor's title to or Collateral Agent's security interest in the Collateral.

         (b) Each Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by such Grantor shall be sufficient as a financing statement where permitted by law.

         (c) Each Grantor will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail.

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

         SECTION 7.  COVENANTS OF THE GRANTORS.  Each Grantor shall:
                     -------------------------

         (a) Not use or permit any Collateral to be used in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral (unless such violation together with all other violations does not and could not reasonably be expected to have a material adverse effect on the value or use of any material portion of the Collateral);

         (b) Notify Collateral Agent of any change in the Grantor's name, trade names, fictitious business names, identity or corporate structure at least 30 days prior to such change;

         (c) Give Collateral Agent 30 days' prior written notice of any change in the location of the Grantor's (i) chief place of business, (ii) chief executive office and (iii) offices where the Grantor's records regarding Collateral and the originals of all chattel paper that evidence Collateral are kept;

         (d) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business and other than such Equipment and Inventory which, either singly or in the aggregate, is not material) at the places therefor specified on SCHEDULE I hereto or at such other places in jurisdictions where all action has been taken that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory;

         (e) Keep records of the Inventory which are correct and accurate in all material respects, itemizing and describing the kind, type and quantity of Inventory and the Grantor's cost therefor all in accordance with the past practices of the Grantor;

         (f) If any Inventory is in possession or control of any of the Grantor's agents or processors, then upon the occurrence of an Event of Default, at the request of Collateral Agent, instruct such agent or processor to hold all such Inventory for the account of Collateral Agent and subject to the instructions of Collateral Agent;

         (g) Keep its chief place of business and chief executive office and the office where it keeps its material records concerning the Collateral, and all originals of all chattel paper that evidence Collateral, at the location therefor specified in SECTION 5(a) or at such other locations in a jurisdiction where all action that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Collateral has been taken. Each Grantor will hold and preserve such material records and chattel paper in accordance with Grantor's past practice and will permit representatives of Collateral Agent at any time during normal business hours and upon reasonable notice to inspect and make abstracts from such material records and chattel paper and each Grantor agrees to render to Collateral Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

         (h) Perform and comply in all material respects with all contractual obligations relating to the Collateral.

         SECTION 8.  INSURANCE.
                     ---------

         (a) Unless otherwise agreed in writing by Collateral Agent, each insurance policy covering the Collateral shall in addition (i) name the Grantor and Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon Collateral Agent) as their interests may appear, (ii) contain an agreement by the insurer that, to the extent PROVIDED in the Collateral Documents, any loss thereunder shall be payable to Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) have attached thereto a lender's loss payable endorsement or its equivalent, or a loss payable clause acceptable to Collateral Agent, for the benefit of Obligee, (iv) provide that there shall be no recourse against Collateral Agent for payment of premiums or other amounts with respect thereto and (v) provide that at least 30 days' prior written notice of cancellation or lapse, material amendment, or material reduction in scope or limits of coverage shall be given to Collateral Agent by the insurer. Each Grantor shall, if so requested by Collateral Agent, deliver to Collateral Agent original or duplicate policies of such insurance and, as often as Collateral Agent may reasonably request (but, unless an Event of Default shall have occurred and be continuing, in no event more than once each calendar year), a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of SECTION 6 hereof and use its best efforts to cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by a Grantor pursuant to this SECTION 8 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any material loss involving damage to Equipment or Inventory when subsection (c) of this SECTION 8 is not applicable, any proceeds of insurance maintained by the Grantor shall be paid to the Grantor and the Grantor shall use such proceeds to make necessary repairs or replacements of such Equipment and Inventory or to purchase additional Equipment or Inventory or other property of equivalent value and constituting Collateral hereunder.

         (c) Upon the occurrence and during the continuance of an Event of Default, at the request of Collateral Agent, all insurance payments in respect of such Equipment and Inventory shall be paid to and applied by Collateral Agent as specified in SECTION 16.

         (d) Prior to the expiration of each insurance policy with respect to the Equipment and Inventory, upon written request of Collateral Agent, each Grantor shall furnish Collateral Agent with evidence satisfactory to Collateral Agent of the reissuance of a policy continuing insurance in force as required by this Agreement and at or prior to the date payment of the premium therefor is due, evidence satisfactory to Collateral Agent of such payment. In the event a Grantor fails to provide, maintain, keep in force or deliver and furnish to Collateral Agent the policies of insurance required by this SECTION 8, Collateral Agent, upon 30 days' prior written notice to such Grantor, may (but shall not be obligated to) procure such insurance or single interest insurance for such risks covering Obligee's interests, and such Grantor will pay all premiums thereon promptly upon demand by Collateral Agent, together with interest thereon at the Default Rate, from the date of expenditure by Collateral Agent until reimbursement by such Grantor.

         SECTION 9. LICENSE OF TRADEMARKS AND TRADE NAMES. Each Grantor hereby assigns, transfers and conveys to Collateral Agent, effective upon the occurrence of, and during the continuance of, any Event of Default, the nonexclusive right and license to use all trademarks, trade names and copyrights owned or used by the Grantor that relate to the Collateral and any other collateral granted by the Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Collateral Agent to use, possess and realize on the Collateral and any successor or assignee to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Grantor. If (a) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to Collateral Agent shall have been previously made pursuant to this SECTION 9, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of the Grantor, Collateral Agent shall promptly execute and deliver to the Grantor such assignments as may be necessary to reassign to the Grantor any rights, title and interests as may have been assigned pursuant to this SECTION 9, subject to any disposition thereof that may have been made by Collateral Agent pursuant hereto; PROVIDED that, after giving effect to such reassignment, Collateral Agent's security interest and conditional assignment granted pursuant to this SECTION 9, as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and PROVIDED, FURTHER, that the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Collateral Agent.

         SECTION 10. TRANSFERS AND OTHER LIENS.  Each Grantor shall not:
                     -------------------------

                  (a) Except as permitted by the Secured Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

                  (b) Except for the Permitted Liens, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any person or entity.

         SECTION 11. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Secured Agreement. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) in accordance with the Secured Agreement and the Intercreditor Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for in the Secured Agreement for resignation and appointment of a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, the successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         SECTION 12. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, Collateral Agent or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable, subject to the terms and conditions of this Agreement, to accomplish the purposes of this Agreement, including, without limitation:

                  (a) Subject to the last sentence of SECTION 8(d) hereof, to obtain and adjust insurance required to be maintained by the Grantor or paid to Collateral Agent pursuant to SECTION 8 hereof;

                  (b) Upon the occurrence of, and during the continuance of, an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) Upon the occurrence of, and during the continuance of, an Event of Default, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses
         (a) and (b) above;

                  (d) Upon the occurrence of, and during the continuance of, an Event of Default, to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

                  (e) To pay or discharge taxes (other than taxes not then required to be paid or discharged by any of the agreements governing the Secured Obligations, from time to time in effect including without limitation the Secured Agreement) or Liens (other than Permitted Liens), levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its reasonable discretion, and such payments made by Collateral Agent to become obligations of the Grantor to Collateral Agent, due and payable immediately without demand;

                  (f) Upon the occurrence of, and during the continuance of, an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; and

                  (g) Upon the occurrence of, and during the continuance of, an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things that Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

         The Grantors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         SECTION 13. COLLATERAL AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, Collateral Agent may, upon 30 days' notice to the Grantor (unless otherwise expressly set forth in this Agreement or an Event of Default shall have occurred and be continuing, in which case, no such notice shall be required), itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by such Grantor under SECTION 17 hereof.

         SECTION 14. COLLATERAL AGENT'S DUTIES AND LIABILITIES.
                     -----------------------------------------

         (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equivalent to that which Collateral Agent accords its own property.

         (b) Collateral Agent shall not be liable to any Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Collateral Agent of any right or remedy under this Agreement or (y) any other act of or failure to act by Collateral Agent, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of Collateral Agent constituting gross negligence or willful misconduct.

         (c) Except to the extent resulting from acts or omissions on the part of Collateral Agent or its affiliates, directors, officers, employees, attorneys, or agents constituting gross negligence or willful misconduct, no claim may be made by any Grantor against Collateral Agent or its affiliates, directors, officers, employees, attorneys or agents for any special, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith. Except to the extent resulting from acts or omissions on the part of Collateral Agent or its affiliates, directors, officers, employees, attorneys, or agents constituting gross negligence or willful misconduct, each Grantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 15. REMEDIES UPON DEFAULT.
                     ---------------------

         (a) EVENTS OF DEFAULT. The occurrence of any "EVENT OF DEFAULT" as defined in the Secured Agreement (whether or not any Secured Obligations shall be at the time outstanding thereunder or the Secured Agreement shall have terminated for some other purpose) or the occurrence of any default under the Certificate of Designation between the Company and

Obligee dated of even date herewith which default has continued beyond any applicable cure period, shall constitute an Event of Default under this Agreement.

         (b) REMEDIES UPON AN EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of New York (the "CODE") (whether or not the Code applies to the affected Collateral), (ii) all of the rights and remedies provided for in this Agreement, the Secured Agreement and any other agreement between any Grantor and Obligee and (iii) such other rights and remedies as may be provided by law or otherwise (such rights and remedies of Obligee to be cumulative and non-exclusive). If an Event of Default shall have occurred and be continuing, Collateral Agent also may (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required at law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         If an Event of Default shall have occurred and be continuing, Collateral Agent may retain any of the directors, officers and employees of any Grantor, in each case upon such terms as Collateral Agent and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such person and any such Grantor, and each Grantor hereby waives its rights under any such agreement and consents to each such retention.

         SECTION 16. APPLICATION OF PROCEEDS. All proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the

Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by Collateral Agent against the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of the Grantors and for the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with SECTION 17 hereof;

                  SECOND: To the payment of the Secured Obligations in the order set forth in the Secured Agreement and in accordance with the Intercreditor Agreement; and

                  THIRD: After payment in full of the amounts specified in the preceding subparagraphs, to the payment to, or upon the order of, the Grantors, or whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 17.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Each Grantor agrees to indemnify Collateral Agent and Obligee and each of the officers, directors, agents, employees and affiliates of each of them (each an "INDEMNITEE") from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Indemnitee seeking indemnification.

         (b) Each Grantor will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         (c) The obligations of Grantor in this SECTION 17 hereof shall survive termination of this Agreement and the discharge of Grantor's other obligations under this Agreement, the Secured Agreement and the other Secured Instrument Documents.

         SECTION 18. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of Obligee's obligations to lend and extend credit under the Secured Agreement, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of Collateral Agent and Obligee hereunder, to the benefit of Collateral Agent and Obligee and the successors, transferees and assigns of each. Without limiting the generality of the foregoing clause (c), Obligee may, subject to the provisions of the Secured Agreement, assign or otherwise transfer the Note, or portion thereof, or any other obligations secured hereby and any agreements or instruments executed in connection therewith to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Obligee herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations and termination of Obligee's obligations to lend or extend credit under the Secured Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, Collateral Agent will, at the Grantors' expense, execute and deliver to the Grantors, against receipt and without recourse to or warranty by Collateral Agent, such documents as the Grantors shall reasonably request to evidence such termination.

         SECTION 19. SECURITY INTEREST ABSOLUTE. All rights of Collateral Agent on its behalf and on behalf of Obligee, assignments and pledges made and created hereunder, and all obligations of the Grantors, shall be absolute and unconditional, irrespective of:

                  (a) Any lack of validity or enforceability of any of the Secured Obligations or any agreement or instrument relating thereto;

                  (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, any agreement or instrument relating to the Secured Obligations;

                  (c) Any exchange, release, subordination or nonperfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

                  (d) Any other circumstance, other than indefeasible payment in full of the Secured Obligations (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Grantors or a third party grantor or a security interest.

         SECTION 20. PARTIAL RELEASES. Collateral Agent shall execute and deliver partial releases of the Liens created pursuant thereto, pursuant to, and as expressly provided in the Secured Agreement.

         SECTION 21. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent on behalf of Obligee, and then such waiver or consent shall be effective only in the specified instance and for the specific purpose for which given.

         SECTION 22. ADDRESSES FOR NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, upon confirmed receipt (in the case of telecopy or telex) or 5 Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED that any notice sent to Collateral Agent or Obligee shall not be effective until received. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof) is delivered as provided in this
SECTION 22) shall be as set forth under each party's name on the signature pages hereof or in the Secured Agreement.

         SECTION 23. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against each Grantor with respect to this Agreement may be brought in any state or Federal court of competent jurisdiction sitting in New York, New York and by execution and delivery of this Agreement each Grantor accepts for itself and in connection with the Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. Each Grantor agrees that service of process sufficient for personal jurisdiction in any action against Grantor in the State of New York may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in SECTION 22 and Grantor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against any Grantor in the courts of any other jurisdiction.

         SECTION 24. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO

CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Secured Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 25. WAIVER OF JURY TRIAL. EACH GRANTOR AND COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Collateral Agent each (a) acknowledge that this waiver is a material inducement for the Grantor and Collateral Agent to enter into a business relationship, that the Grantor and Collateral Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings and (b) further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 26. WAIVER. Except as otherwise expressly provided herein, each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that Collateral Agent or Obligee protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Grantor or any other person or entity or any of the Collateral.

         SECTION 27. NO WAIVER. No failure on the part of Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; and no single or partial exercise by Collateral Agent of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative, and are not exclusive of any remedies provided by law.

         SECTION 28. MARSHALLING; PAYMENT SET ASIDE. Collateral Agent shall not be under any obligation to marshal any assets in favor of the Grantors or any other party or against or in payment of any or all of the Secured Obligations. To the extent that any Grantor makes a payment or payments to Collateral Agent or Agent enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         SECTION 29. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

         SECTION 30. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 31. COUNTERPARTS. This Agreement, and any amendments, waivers, consents or supplements, may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same Agreement.

         SECTION 32. ADDITIONAL GRANTORS. The initial Grantors hereunder shall be Company and such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company, as required by the Secured Agreement, may become parties hereto, as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing and delivering (a) a joinder agreement substantially in the form of EXHIBIT A attached hereto, pursuant to which each such Additional Grantor shall agree to join in and become bound by the provisions of this Agreement as a Grantor and (b) such documents as Collateral Agent may request in order to grant the Collateral Agent for the benefit of Obligee a perfected security interest in the personal property of such Additional Grantor.

         SECTION 33. INTERCREDITOR AGREEMENT. Obligee, Collateral Agent and Foothill Capital Corporation, as AG Collateral Agent (as defined in the Intercreditor Agreement), are parties to the Intercreditor Agreement which, among other things, concerns priorities of Liens in the Collateral and the exercise of remedies by the parties thereto, and the manner and priority of distribution of the proceeds of the Collateral among Obligee and Foothill Capital Corporation, as AG Collateral Agent and the terms of this Agreement are subject to the terms and provisions of the Intercreditor Agreement.

         IN WITNESS WHEREOF, each Grantor and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized effective as of the date first above written.


GRANTORS:                 ATLANTIC GULF COMMUNITIES CORPORATION,
                          a Delaware corporation,
                          ATLANTIC GULF COMMUNITIES MANAGEMENT CORPORATION, a Florida corporation,
                          GENERAL DEVELOPMENT RESORTS, INC.,
                          a Florida corporation,
                          ENVIRONMENTAL QUALITY LABORATORY, INCORPORATED, a Florida corporation,
                          CUMBERLAND COVE, INC.,
                          a Tennessee corporation,
                          GENERAL DEVELOPMENT UTILITIES, INC.,
                          a Florida corporation,
                          TOWN & COUNTRY II, INC.,
                          a Florida corporation,
                          FIVE STAR HOMES, INC.,
                          a Florida corporation,
                          AG TITLE CORPORATION,
                          a Florida corporation,
                          ATLANTIC GULF COMMERCIAL REALTY, INC.,
                          a Florida corporation,
                          AGC SANCTUARY CORPORATION,
                          a Florida corporation,
                          ATLANTIC GULF OF TAMPA, INC.,
                          a Florida corporation,
                          OCEAN GROVE, INC.,
                          a Florida corporation,
                          ATLANTIC GULF UTILITIES, INC.,
                          a Florida corporation,
                          SUNSET LAKES DEVELOPMENT CORPORATION,
                          a Florida corporation,
                          EQL ENVIRONMENTAL SERVICES, INC.,
                          a Florida corporation,
                          AGC CL LIMITED PARTNER, INC.,
                          a Florida corporation,

                          AG SANCTUARY OF ORLANDO, INC.,
                          a Florida corporation,
                          AGC HOMES, INC.,
                          a Florida corporation,
                          ATLANTIC GULF COMMUNITIES SERVICE CORPORATION, a Florida corporation,
                          ATLANTIC GULF REALTY, INC.,
                          a Florida corporation


                          By:
                             -------------------------------------
                                   John H. Fischer
                                   Vice President


                          Address:

                          c/o ATLANTIC GULF COMMUNITIES
                                CORPORATION
                          2601 South Bayshore Drive, 9th Floor
                          Miami, Florida  33133-5461
                          Attention: John H. Fischer, Vice President
                          Facsimile:  (305) 859-4623


COLLATERAL AGENT:         FOOTHILL CAPITAL CORPORATION, a
                          California corporation, as Collateral Agent

                          By:
                             -------------------------------------
                                   Benjamin W. Silver
                                   Assistant Vice President

                          Address:

                          11111 Santa Monica Blvd. Suite 1500
                          Los Angeles, CA 90025-3333
                          Attention: Benjamin W. Silver
                          Facsimile: (310) 479-2690

                          Copy to:        Apollo Real Estate Advisors II, L.P.
                                          1301 Avenue of the Americas
                                          New York, New York 10019
                                          Attn: Rick Koenigsberger
                                          Telecopy:  (212) 459-3301

                          Copy to: Wachtell, Lipton, Rosen & Katz 51 West 52nd Street
                                          New York, New York  10019
                                          Attn: Philip Mindlin, Esq.
                                          Telecopy:  (212) 403-2000

                          Copy to: Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A.
                                          Post Office Box 3239
                                          Tampa, Florida  33601
                                          Attn:  Paula McDonald Rhodes, Esq.
                                          Telecopy:  (813) 229-4133

                          Copy to:        Annis, Mitchell, Cockey, Edwards &
                                          Roehn, P.A.
                                          201 North Florida Avenue, Suite 2100
                                          Tampa, Florida 33602
                                          Attn: Stephen J. Szabo, III, Esq.
                                          Telecopy:  (813) 223-9067

                                   SCHEDULE I

                 TO JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT


Locations of Equipment:











Locations of Inventory:

                                   SCHEDULE II

                 TO JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT



Address of offices where records regarding Payment Rights and Chattel Paper are maintained:








Trade names and/or fictitious business names under which business is conducted:

                                  SCHEDULE III

                 TO JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT

                              Filing Jurisdictions
                              --------------------

                                    EXHIBIT A

                 TO JUNIOR PERSONAL PROPERTY SECURITY AGREEMENT

                               Subsidiary Joinder
                               ------------------



                                          ___________, 199_


FOOTHILL CAPITAL CORPORATION
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025-3333
Attention:___________________________

                  Re:  Subsidiary Joinder
                       ------------------

Ladies and Gentlemen:

         Reference hereby is made to that certain Junior Personal Property Security Agreement (the "SECURITY AGREEMENT"), dated effective as of June 23, 1997, by and among FOOTHILL CAPITAL CORPORATION, as collateral agent (in such capacity herein called "COLLATERAL AGENT"), for AP-AGC, LLC, a Delaware limited liability company ("OBLIGEE"), on the one hand, and Atlantic Gulf Communities Corporation, a Delaware corporation ("COMPANY"), and the Subsidiaries of Company signatory thereto from time to time, on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement.

         This Subsidiary Joinder is executed and delivered this ___ day of __________, 199_ by each entity identified as an Additional Grantor on the signature page hereof (individually, an "ADDITIONAL GRANTOR," and collectively, the "ADDITIONAL GRANTORS") in favor of Collateral Agent.

         SECTION 1. JOINDER. Pursuant to SECTION 32 of the Security Agreement, each Additional Grantor hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement and, in so doing, hereby becomes a Grantor. Without limiting the generality of the foregoing, each Additional Grantor, as a Grantor, hereby grants to Collateral Agent, pursuant to SECTION 2 of the Security Agreement, a continuing security interest in all currently existing and hereafter acquired or arising Collateral and hereby agrees to execute and deliver such documents as Collateral Agent may request in order to grant, affirm, perfect, or continue perfected such security interests under applicable law.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Additional Grantor hereby represents and warrants to Collateral Agent that: (a) the execution, delivery, and performance of this Subsidiary Joinder, the Security Agreement, and any other Secured

Instrument Document to which such Additional Grantor is party are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Subsidiary Joinder, the Security Agreement, and any and all other Secured Instrument Documents to which such Additional Grantor is party constitute its legal, valid, and binding obligations, enforceable against such Additional Grantor in accordance with their respective terms; (c) the chief executive office and federal employer identification number of such Additional Grantor are identified on SCHEDULE 1 attached hereto; and (e) each other representation and warranty applicable to such Additional Grantor as a Grantor under the Secured Instrument Documents is and will be true and correct as of the date hereof.

         SECTION 3. BINDING EFFECT. This Subsidiary Joinder is binding upon and enforceable against each Additional Grantor and its successors and assigns. It shall inure to the benefit of and may be enforced by Collateral Agent and its successors and assigns.

         SECTION 4. NOTICES. Notices to the Additional Grantors shall be given in the manner set forth in SECTION 22 of the Security Agreement.

         SECTION 5. SECURED INSTRUMENT DOCUMENT. This Subsidiary Joinder is a Secured Instrument Document.

         SECTION 6. SECURED INSTRUMENT DOCUMENT REFERENCES. (a) Each reference in the Security Agreement and the other Secured Instrument Documents to "Grantors," or words of like import referring to the Grantors shall include and refer to each of the Additional Grantors; (b) each reference in the Security Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Security Agreement shall mean and refer to the Security Agreement as supplemented by this Subsidiary Joinder; and (c) each reference in the Secured Instrument Documents to the "Security Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Security Agreement shall mean and refer to the Security Agreement as supplemented by this Subsidiary Joinder.

         SECTION 7. COUNTERPARTS. This Subsidiary Joinder may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Subsidiary Joinder by signing any such counterpart.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Subsidiary Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              ADDITIONAL GRANTORS:

                              [ADDITIONAL GRANTOR]


                              By:
                                  -------------------------------------
                                  Name:
                                  Title:

                              [ADDITIONAL GRANTOR]


                              By:
                                  -------------------------------------
                                  Name:
                                  Title:


Acknowledged and Agreed:

ATLANTIC GULF COMMUNITIES CORPORATION,
a Delaware corporation, for itself
and each of the other Grantors


By:
      ------------------------------------
Title:
      ------------------------------------

FOOTHILL CAPITAL CORPORATION,
a California corporation, as Collateral Agent


By:
      ------------------------------------
Title:
      ------------------------------------

                                   SCHEDULE 1

                              TO SUBSIDIARY JOINDER

          Chief Executive Office/Federal Employer Identification Number
          -------------------------------------------------------------